                                XYVISION, INC.

                             101 EDGEWATER DRIVE
                     WAKEFIELD, MASSACHUSETTS 01880-1291

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE
                     HELD ON THURSDAY, SEPTEMBER 26, 1996

   The Annual Meeting of Stockholders of Xyvision, Inc. (the "Company") will be held at the offices of the Company, 101 Edgewater Drive, Wakefield, Massachusetts on Thursday, September 26, 1996 at 10:00 a.m., local time, to consider and act upon the following matters:

To elect one Class I director to serve for the ensuing three years;

To approve an amendment to the Company's Certificate of Incorporation increasing the authorized number of shares of Common Stock from 20,000,000 to 50,000,000 shares;


To ratify the selection by the Board of Directors of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the current fiscal year; and


To transact such other business as may properly come before the meeting or any adjournment thereof.

   Stockholders of record at the close of business on July 31, 1996 will be entitled to vote at the meeting or any adjournment thereof.

By Order of the Board of Directors,

Eugene P. Seneta, Secretary

Wakefield, Massachusetts
August 16, 1996

   WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                                XYVISION, INC.
                               PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON SEPTEMBER 26, 1996

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Xyvision, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on September 26, 1996 and at any adjournment of that meeting. All proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting. The Company's Annual Report for the fiscal year ended March 31, 1996 ("fiscal 1996") will be mailed to stockholders, along with this Notice of Annual Meeting and Proxy Statement, on or about August 22, 1996.

   A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 1996, INCLUDING ANY AMENDMENTS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), EXCEPT FOR EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY, XYVISION, INC., 101 EDGEWATER DRIVE, WAKEFIELD, MASSACHUSETTS 01880-1291. SUCH MATERIAL MAY ALSO BE ACCESSED ELECTRONICALLY BY MEANS OF THE SEC'S HOME PAGE ON THE INTERNET AT HTTP://WWW.SEC.GOV.

VOTING SECURITIES AND VOTES REQUIRED


   At the close of business on July 31, 1996, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 11,375,699 shares of Common Stock of the Company ("Common Stock") and 232,049 shares of Series B Convertible Preferred Stock of the Company ("Series B Stock"), constituting all of the voting stock of the Company. Holders of Common Stock are entitled to one vote per share and holders of Series B Stock are entitled to the number of votes equal to the number of whole shares of Common Stock into which the Series B Stock held by such holders are then convertible (two shares as of August 16, 1996). For the matters to be acted on at this Annual Meeting, holders of the Common Stock and the Series B Stock (collectively, the "Capital Stock") shall vote together as a single class.


   The holders of a majority of the shares of Capital Stock outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Capital Stock represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.


   The affirmative vote of the holders of a plurality of the votes represented by the shares of Capital Stock voting on the matter is required for the election of directors. The affirmative vote of the holders of a majority of the votes represented by the shares of Capital Stock outstanding on the record date is required for the approval of the amendment to the Company's Certificate of Incorporation. The affirmative vote of the holders of a majority of the votes represented by the shares of Capital Stock voting on the matter is required for the approval of and the ratification of the selection of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the current fiscal year.


   Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and also will not be counted as shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a matter that requires the affirmative vote of a plurality or a certain percentage of the votes represented by the shares voting on the matter. However, because shares which abstain and shares represented by "broker non-votes" are nonetheless considered outstanding shares, abstentions and "broker non-votes" with respect to a matter that requires the affirmative vote of a certain percentage of the votes represented by the outstanding shares will have the same effect as a vote against such matter.


STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGERS


   The following table sets forth the beneficial ownership of the Company's Common Stock as of May 31, 1996 (i) by each person who is known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) by each director, (iii) by each of the executive officers named in the Summary Compensation Table set forth under the caption "Executive Compensation" below (the "Senior Executives"), and (iv) by all current directors and executive officers as a group.


                                                    Number of Shares     Percentage of
                                                      Beneficially        Common Stock
Name and Address                                        Owned(1)         Outstanding(2)
5% Stockholders
Tudor Trust(3)  c/o Braverman Codron & Company
 450 N. Roxbury Avenue Los Angeles, CA 90210     5,224,958            40.5%
James S. Saltzman(4)  General Partner 621 E.
 Germantown Pike Plymouth Valley, PA 19401       1,671,991            18.7%
Other Directors
Thomas H. Conway(5)                              325,000              3.6%
Leland S. Kollmorgen(6)                          20,000                *
James L. McKenney(7)                             8,000                 *
Other Senior Executives
Daniel M. Clarke                                 89,644               1.0%
James G. Hickey(8)                               87,640               1.0%
Kevin J. Duffy(9)                                74,076                1.0%
Paul J. Woods(10)                                15,500               1.0%
All current directors and officers as a group (9
 persons)(11)                                    2,221,357            23.4%

- - ------------------------------------------------
* Less than 1%.



  (1) The inclusion herein of any shares deemed beneficially owned does not constitute an admission by such stockholder of beneficial ownership of those shares. Each stockholder possesses sole voting and investment power with respect to the shares listed, except as otherwise indicated. For purposes of this table, each person or entity listed is included as beneficially owning any shares issuable upon the conversion of the Series B Stock or of the Company's 6% Convertible

 Subordinated Debentures due 2002 (the "Debentures") or upon the exercise of stock options or warrants or Debentures that are currently exercisable or exercisable within 60 days after May 31, 1996.
  (2) Number of shares deemed outstanding includes 8,844,099 shares outstanding as of May 31, 1996, plus any shares issuable upon conversion of Series B Stock or Debentures or subject to options or warrants held by the person or entity in question that are currently exercisable or exercisable within 60 days following May 31, 1996.
  (3) Includes 3,875,000 shares of Common Stock issuable upon the exercise of Common Stock Purchase Warrants, 117,458 shares of Common Stock issuable upon conversion of Series B Stock and 66,000 shares of Common Stock issuable upon conversion of Debentures. See "Certain Transactions" regarding additional shares which may be acquired by Tudor Trust. Does not include warrants for an aggregate of 10,000,000 shares of Common Stock of the Company issued to Tudor Trust on June 13, 1996, of which warrants for 3,275,000 shares are currently exercisable and of which warrants for 6,725,000 shares will be exercisable upon stockholder approval, and the filing, of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares. See "Amendment to Certificate of Incorporation" regarding these warrants.
  (4) Includes 16,000 shares of Common Stock subject to stock options and 93,372 shares of Common Stock issuable upon conversion of Series B Stock owned by Saltzman Partners, of which Mr. Saltzman is the General Partner.
  (5) Includes 300,000 shares subject to stock options.
  (6) Includes 19,000 shares subject to stock options.
  (7) Consists 8,000 shares subject to stock options.
  (8) Consists of 87,640 shares subject to stock options.
  (9) Includes 73,801 shares subject to stock options.
 (10) Consists 15,500 shares subject to stock options.
 (11) Includes a total of 539,091 shares subject to stock options and 93,372 shares issuable upon conversion of Series B Stock.


                            ELECTION OF DIRECTORS

   The Company's Board of Directors is divided into three classes (designated Class I directors, Class II directors and Class III directors), with members of each class serving for staggered three-year terms. There are currently one Class I director, whose term expires at the 1996 Annual Meeting of Stockholders, one Class II director, whose term expires at the 1997 Annual Meeting of Stockholders, and two Class III directors, whose terms expire at the 1998 Annual Meeting of Stockholders (in all cases subject to the election and qualification of their successors and to their earlier death, resignation or removal).

   The persons named in the enclosed proxy will vote to elect James S. Saltzman as a Class I director, unless authority to vote for him is withheld by marking the proxy to that effect. Mr. Saltzman is currently a Class I director of the Company. If elected, Mr. Saltzman will serve until the 1999 Annual Meeting of Stockholders (subject to the election and qualification of his successor and to his earlier death, resignation or removal). Mr. Saltzman indicated his willingness to serve, if elected, but if he should be unable or unwilling to stand for election, proxies may be voted for a substitute nominee, as the case may be, designated by the Board of Directors.

   Set forth below are the name and certain information with respect to each director of the Company, including the nominee for Class I director.

                               CLASS I DIRECTOR

JAMES S. SALTZMAN, age 52, has been the General Partner of Saltzman Partners, an investment firm, since 1982. He served as Chairman of the Board of Directors of the Company from February 1994 to February 1995. He has been a director of the Company since 1992.

                              CLASS II DIRECTOR


THOMAS H. CONWAY, age 57, has been Chief Executive Officer of the Company since 1991, President of the Company since December 1995 and from 1991 to February 1994, and President of T.H. Conway and Associates, Inc., a management consulting firm specializing in corporate operational and financial remediation, since July 1993. From 1985 to June 1993, he was President of Conway and Youngman, a management consulting firm. He has been a director of the Company since March 1993 (at which time he was elected to fill a vacancy in the Class II Directors) and has been Chairman of the Board of Directors since February 1995. Prior to joining the Company in August 1991, Mr. Conway served as interim Chief Executive Officer of Smart Names, Inc. A petition for involuntary bankruptcy under Chapter 7 was filed against Smart Names, Inc. in the Bankruptcy Court for the State of Maryland on February 28, 1992.


                             CLASS III DIRECTORS

   LELAND S. KOLLMORGEN, age 69, has been the President of TLK Inc., a business consulting firm, since 1983 and is a self- employed consultant. Rear Admiral Kollmorgen (USN, Retired) is a consultant and former Chief of Naval Research to the United States Navy. He has been a director of the Company since 1988.

   JAMES L. MCKENNEY, age 67, has been the John J. McLean Professor of Business Administration at Harvard University since 1960. Mr. McKenney has been a director of the Company since November 1994.

BOARD AND COMMITTEE MEETINGS

   The Board of Directors met eight times during fiscal 1996. Each director attended at least 75% of the aggregate of the number of Board of Directors' meetings and the number of meetings of Committees of the Board on which he then served.

   The Company has an Audit Committee of the Board of Directors, which provides the opportunity for direct contact between the Company's independent public accountants and the Board. The Audit Committee reviews the effectiveness of the auditors during the annual audit, discusses the Company's internal accounting control policies and procedures and considers and recommends the selection of the Company's independent public accountants. The Audit Committee met once during fiscal 1996. The current Audit Committee members are Mr. Conway (Chairman), Mr. Kollmorgen, Mr. McKenney and Mr. Saltzman.

   The Company also has a Compensation and Stock Option Committee (the "Compensation Committee") of the Board of Directors, which provides recommendations to the Board regarding compensation programs of the Company and administers the Company's 1992 Stock Option Plan. The Compensation Committee met once during fiscal 1996. The current Compensation Committee members are Mr. Kollmorgen (Chairman) and Mr. Saltzman.

   The Company has a Technology Committee of the Board of Directors which provides recommendations to the Board regarding the Company's technology. The Technology Committee met three times during fiscal 1996. The current Technology Committee members are Mr. Kollmorgen (Chairman) and Mr. McKenney.

   The Company also has a Nominating Committee of the Board of Directors, which provides recommendations to the Board of Directors regarding nominees for directorships. The Nominating Committee did not meet during fiscal 1996 as its function for such period was performed by the full Board of Directors. The Committee will consider nominees recommended by stockholders. Stockholders who wish to recommend nominees for director should submit such recommendations to Eugene P. Seneta, Secretary of the Company, at the principal office of the Company, who will forward them to the Nominating Committee for consideration. The current Nominating Committee members are Mr. Saltzman (Chairman) and Mr. Kollmorgen.

DIRECTORS' COMPENSATION

   Directors who are not employees of the Company receive directors' fees of $2,000 per year. Such outside directors also receive fees of $500 for each Board meeting attended in person and $250 for each telephonic Board meeting, and directors who are members of Committees of the Board receive fees of $250 per Committee meeting attended, provided such Committee meeting was not held on the same day as a Board meeting. Directors are also reimbursed for expenses incurred in attending Board or Committee meetings. Directors who are employees receive no additional compensation for serving as directors.

   Under the Company's 1992 Director Stock Option Plan, each newly elected outside director is granted, upon his initial election as a director, a non-qualified option to purchase 20,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock as of the date of grant. Each option granted under the 1992 Director Stock Option Plan becomes exercisable on a cumulative basis in five equal annual installments beginning on the date of grant.

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION


   The following table sets forth certain information concerning the compensation, for the fiscal years indicated, of the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers during fiscal 1996.

                                                                           Long-Term
                                                                           Compensation
                                       Annual Compensation                 Awards
                                       ----------------------------------- --------------- ---------------
                                                                                Options        All Other
Name and Principal Position            Fiscal Year     Salary (1)   Bonus   (No. of shares) Compensation(2)
- - -------------------------------------- ------------- ------------ -------- --------------- ---------------
                                       1996          $182,200     $--        --            $--
Thomas H. Conway(3) President, Chief
 Executive Officer and Chairman of the 1995          $141,200       --       --              --
 Board of Directors                    1994          $157,250       --       --              --
                                       1996          $156,923       --       --              --
Daniel M. Clarke(4) Former President   1995          $149,654     30,000   60,000            --
 and Chief Operating Officer           1994          $131,615     20,000     --              --
                                       1996          $120,751     10,000     --            1,221
James G. Hickey Vice President,
 Customer Support, and Managing        1995          $120,751       --     25,000          1,222
 Director, Europe                      1994          $120,751     20,000     --            1,522
                                       1996          $122,135     15,000     --            1,221
Kevin J. Duffy (5) Senior Vice
 President and General Manager,        1995          $119,741     20,000   10,000          1,349
 Xyvision Publishing Group             1994          $115,500     20,000     --            1,304
                                       1996          $116,768       --     4,500           287
Paul J. Woods Senior Vice President    1995          $129,165       --       --            323
 and General Manager, Contex Group     1994          $125,800       --       --            315


(1) In accordance with the rules of the SEC, other compensation in the form of perquisites and other personal benefits has been omitted because such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the Senior Executive.
(2) Consists of Company matching contributions to 401(k) Plan.
(3) The Company pays T.H. Conway and Associates, Inc., a management consulting firm of which Mr. Conway is the President, directly for Mr. Conway's services. See "Certain Transactions." Mr. Conway resigned as President in August 1996.
(4) Mr. Clarke served as President and Chief Operating Officer until December 8, 1995. Includes severance payments of $43,269 pursuant to an agreement between Mr. Clarke and the Company. See "Agreements with Senior Executives."
(5) Mr. Duffy was elected President and Chief Operating Officer of the Company in August 1996.

OPTION GRANTS

   The following table sets forth certain information concerning grants of stock options during fiscal 1996 to each of the Senior Executives.

                                                                                                                 Potential
                                                                                                                    Realizable
                                                                                                                 Value at
                                                                                                                     Assumed
                                                                                                                 Annual Rates
                                                                                                                     of Stock
                                                                                                                 Price
                                                                                                                 Appreciation
                                                                                                                 for Option
                     INDIVIDUAL GRANTS                                                                           Term (3)
                                             Percent of Total
         per year. Such outside directors also receive fees of $500 for each
Board meeting attended in person and $250 for each telephonic Board meeting, and directors who are members of Committees of the Board receive fees of $250 per Committee meeting attended, provided such Committee meeting was not held on the same day as a Board meeting. Directors are also reimbursed for expenses incurred in attending Board or Committee meetings. Directors who are employees receive no additional compensation for serving as directors.

   Under the Company's 1992 Director Stock Option Plan, each newly elected outside director is granted, upon his initial election as a director, a non-qualified option to purchase 20,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock as of the date of grant. Each option granted under the 1992 Director Stock Option Plan becomes exercisable on a cumulative basis in five equal annual installments beginning on the date of grant.

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION


   The following table sets forth certain information concerning the compensation, for the fiscal years indicated, of the Company's Chief
Executive Officer and the Company's four other most highly compensated executive officers during fiscal 1996.


                                6

                                                                           Long-Term
                                                                           Compensation
                                       Annual Compensation                 Awards
                                       ----------------------------------- --------------- ---------------
                                                                                Options        All Other
Name and Principal Position            Fiscal Year     Salary (1)   Bonus   (No. of shares) Compensation(2)
- - -------------------------------------- ------------- ------------ -------- --------------- ---------------
                                       1996          $182,200     $--        --            $--
Thomas H. Conway(3) President, Chief
 Executive Officer and Chairman of the 1995          $141,200       --       --              --
 Board of Directors                    1994          $157,250       --       --              --
                                       1996          $156,923       --       --              --
Daniel M. Clarke(4) Former President   1995          $149,654     30,000   60,000            --
 and Chief Operating Officer           1994          $131,615     20,000     --              --
                                       1996          $120,751     10,000     --            1,221
James G. Hickey Vice President,
 Customer Support, and Managing        1995          $120,751       --     25,000          1,222
 Director, Europe                      1994          $120,751     20,000     --            1,522
                                       1996          $122,135     15,000     --            1,221
Kevin J. Duffy (5) Senior Vice
 President and General Manager,        1995          $119,741     20,000   10,000          1,349
 Xyvision Publishing Group             1994          $115,500     20,000     --            1,304
                                       1996          $116,768       --     4,500           287
Paul J. Woods Senior Vice President    1995          $129,165       --       --            323
 and General Manager, Contex Group     1994          $125,800       --       --            315


(1) In accordance with the rules of the SEC, other compensation in the form of perquisites and other personal benefits has been omitted because such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the Senior Executive.
(2) Consists of Company matching contributions to 401(k) Plan.
(3) The Company pays T.H. Conway and Associates, Inc., a management consulting firm of which Mr. Conway is the President, directly for Mr. Conway's services. See "Certain Transactions." Mr. Conway resigned as President in August 1996.
(4) Mr. Clarke served as President and Chief Operating Officer until December 8, 1995. Includes severance payments of $43,269 pursuant to an agreement between Mr. Clarke and the Company. See "Agreements with Senior Executives."
(5) Mr. Duffy was elected President and Chief Operating Officer of the Company in August 1996.

OPTION GRANTS

   The following table sets forth certain information concerning grants of stock options during fiscal 1996 to each of the Senior Executives.

                                                                                                                 Potential
                                                                                                                    Realizable
                                                                                                                 Value at
                                                                                                                     Assumed
                                                                                                                 Annual Rates
                                                                                                                     of Stock
                                                                                                                 Price
                                                                                                                 Appreciation
                                                                                                                 for Option
                                          INDIVIDUAL GRANTS                                                        Term (3)
                                             Percent of Total
                     Number of Securities    Options Granted to
                     Underlying Options      Employees in Fiscal     Exercise or Base
EXECUTIVE OFFICER    Granted (1)             Year                    Price($/Sh)(2)          Expiration Date     5%     10%
                     ----------------------- ----------------------- ----------------------- ------------------- ------ -------
Thomas H. Conway                --                      --                      --                     --          $--     $--
Daniel M. Clarke                 --                      --                      --                    --          $ --   $ --
James G. Hickey                  --                      --                      --                    --          $ --   $ --
Kevin J. Duffy                   --                      --                      --                    --          $ --   $ --
Paul J. Woods                  4,500                    1.6                    $0.95                8/16/05         $0     $0


   (1) Each option becomes exercisable in equal annual installments over a five-year period commencing on the date of grant.
   (2) The exercise price is equal to the fair market value on the date of grant.
   (3) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term (ten years from the date of grant). Theom stockholders.

                                OTHER MATTERS

   The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

   All costs of solicitations of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telecopy and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy-soliciting material to the owners of stock held in their names, and, as required by law, the Company will reimburse them for their out-of-pocket expenses in this regard. Georgeson & Company Inc. has been engaged by the Company to solicit proxies on behalf of the Company. For these services, the Company will pay Georgeson a fee of $7,000 plus reimbursement of its reasonable out-of-pocket expenses. In addition, the Company has agreed to indemnify Georgeson against liabilities or claims arising out of the performance by Georgeson of such services.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS




   Proposals of stockholders intended to be presented at the 1997 Annual Meeting of Stockholders must be received by the Company at its principal office in Wakefield, Massachusetts not later than May 4, 1997 for inclusion in the proxy statement for that meeting.


By Order of the Board of Directors,

Eugene P. Seneta, Secretary

August 16, 1996

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED.

PROXY

                                XYVISION, INC.
             ANNUAL MEETING OF STOCKHOLDERS -- SEPTEMBER 26, 1996

   The undersigned, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint(s) Thomas H. Conway, Eugene P. Seneta and Patrick J. Rondeau, and each of them, the attorneys of the undersigned with power of substitution, to attend the Annual Meeting of Stockholders of Xyvision, Inc. (the "Company") to be held at the offices of the Company, 101 Edgewater Drive, Wakefield, Massachusetts at 10:00 a.m. (local time), on Thursday, September 26, 1996 and any adjourned sessions thereof, and there to vote and act upon the following matters in respect of all shares of Common Stock of the Company and Series B Convertible Preferred Stock of the Company which the undersigned will be entitled to vote or act upon, with all powers the undersigned would possess if personally present.

   Attendance of the undersigned at the meeting or at any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate thereat the intention of the undersigned to vote said shares in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.

   In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting, or any adjournment thereof.

To elect James S. Saltzman as a Class I Director:
FOR  [ ] WITHHOLD AUTHORITY TO VOTE  [ ]


To approve an amendment to the Company's Certificate of Incorporation increasing the authorized number of shares of Common Stock from 20,000,000 to 50,000,000 shares:
FOR  [ ]AGAINST  [ ] ABSTAIN  [ ]

To ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the fiscal year ending March 31, 1997:
FOR  [ ]AGAINST  [ ]ABSTAIN  [ ]

   THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY ELECTION TO OFFICE OR PROPOSAL SPECIFIED ABOVE, THIS PROXY WILL BE VOTED FOR SUCH ELECTION TO OFFICE OR PROPOSAL.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
COMPANY.

   Signed

   Signature(s)

   Dated:

   Please sign name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally. If a corporation, sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name, by authorized person.

                               16